UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 29, 2016

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On November 29, 2016, Emmaus Life Sciences, Inc., issued a press release announcing that the U.S. Food and Drug Administration (FDA) has set a PDUFA date of July 7, 2017 for a decision on the Company’s New Drug Application. The company also announced it will present data from a subgroup analysis of its Phase 3 clinical trial with Pharmaceutical grade L-glutamine (PGLG) treatment at the 58th American Society of Hematology Annual Meeting & Exposition in San Diego, CA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Emmaus press release dated November 29, 2016 re: Emmaus Life Sciences Receives Notice of FDA PDUFA Date for Investigational L-glutamine Treatment for Sickle Cell Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
	Name:	Yutaka Niihara
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Emmaus press release dated November 29, 2016 re: Emmaus Life Sciences Receives Notice of FDA PDUFA Date for Investigational L-glutamine Treatment for Sickle Cell Disease